EXHIBIT 10.1
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                      SECOND AMENDMENT TO LOAN AGREEMENT
                      ----------------------------------


      THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of the 12th day of February, 2010 by and among LANDAUER, INC., a Delaware corporation ("Landauer"), and GLOBAL PHYSICS SOLUTIONS, INC., a Delaware corporation ("GPS"; and, together with Landauer, each individually a Borrower, and collectively, the "Borrowers"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").


                             W I T N E S S E T H:
                             --------------------

      WHEREAS, Bank and Landauer are party to that certain Loan Agreement dated as of October 5, 2007, as amended by that certain First Amendment to Loan Agreement dated as of June 17, 2009 (collectively, the "Agreement"); and

      WHEREAS, the Bank and the Borrowers desire to amend the Agreement in accordance with this Amendment to, among other items, (i) modify the pricing and (ii) add Global Physics Solutions, Inc., a Delaware corporation, as a Borrower under the Agreement.

      NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

      1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in PARAGRAPH 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

      2.    AMENDMENT OF THE AGREEMENT.

            (a) The definitions of the terms "Interest Rate", "Liquidity Premium" and "Maturity Date" in SECTION 1.1 of the Agreement are hereby amended and restated to read as follows:

            "Liquidity Premium" means 0.30% with respect to all LIBOR Loans and 0.22% with respect to all Prime Loans.

            "Interest Rate" means Borrower's option from time to time of (i) the Prime Rate MINUS 0.50% PLUS the Liquidity Premium in effect for Prime Loans (the "Prime Based Interest Rate") or (ii) the LIBOR Rate PLUS 1.80% PLUS the Liquidity Premium in effect for LIBOR Loans (the "LIBOR Based Interest Rate"); provided, however, the Prime Based Interest Rate shall only be available when (i) the Prime Based Interest Rate is more than the LIBOR Based Interest Rate or (ii) in instances where the LIBOR Rate is not available in accordance with
            SECTION 2.2(b) and (c).






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


            "Maturity Date" shall mean February 12, 2012, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note.

            (b) A new SECTION 2.7 is hereby added to the Agreement to read as follows:

            2.7 PREPAYMENT PENALTY. If the Revolving Loan Commitment is terminated voluntarily by Borrowers prior to February 12, 2011, Borrower agrees to pay to the Bank as compensation for the costs of the Bank being prepared to make funds available to Borrower under this Agreement, a prepayment fee equal to one percent (1%) of the Revolving Loan Commitment. At any time after February 12, 2011, the Borrowers may terminate the Revolving Loan Commitment at their option with no prepayment penalty, upon ten (10) days' prior notice to the Bank, provided that the Borrowers prepay all outstanding Revolving Loans, accrued interest and all other Obligations as set forth in
            SECTION 2.1(c)(ii) concurrently therewith.

            (c) SECTION 5.2 of the Agreement is hereby amended by removing the words "one and nine-tenths percent (1.90%)" appearing in the middle of such Section and replacing them with the words "one and eighth-tenths percent (1.80%)" in their place.

            (d) SECTION 8.3(d) of the Agreement is hereby amended and restated in its entirety as follows:

            (d)   investments in (1) each of the entities listed on
            SCHEDULE 8.3 hereto and (2) other Wholly-Owned Subsidiaries, joint ventures and other Investments in an aggregate amount not to exceed $2,000,000 at any time following the Closing Date.

            (e) A new SECTION 11.11 is hereby added to the Agreement to read as follows:

            11.11 INTEREST RATE AGREEMENTS. Any default or breach by the Borrowers in the performance of any obligation or agreement under any Interest Rate Agreement, which default or breach continues for ten (10) days.

            (f) SECTION 13.21, 13.22 and 13.23 are hereby added to the Agreement to read in their entirety as follows:

            13.21 REIMBURSEMENT AMONG BORROWERS. To the extent that any Borrower shall be required to pay a portion of Borrowers' Obligations which shall exceed the amount of loans, advances or other extensions of credit received by any such Borrower and all interest, costs, fees and expenses attributable to such loans, advances or other extensions of credit, then such Borrower shall be reimbursed by the other Borrowers for the amount of such excess PRO RATA, based on their respective net worths as of the date hereof. This SECTION 13.21 is intended only to define the relative rights of the Borrowers among the Borrowers and nothing set forth in this SECTION 13.21 is intended to or shall impair the obligations of Borrowers, jointly and severally, to pay Borrowers' Obligations to Bank as and when the same shall become due and payable in accordance with the terms hereof.









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


            13.22 GUARANTY. The effect of the joint and several obligations of Borrowers hereunder is that each Borrower hereby unconditionally and absolutely guarantees to Bank, irrespective of the validity, regularity or enforceability of this Agreement or any other Loan Document, the full and prompt payment in full to Bank at maturity of all Borrowers' Obligations. The guaranty set forth in this SECTION 13.22 shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect until Borrowers' Obligations have been fully repaid (except for any contingent obligations that survive termination of the Loan Documents). The guaranty set forth in this SECTION 13.22 is an absolute and unconditional guaranty of payment and not of collectibility. THE GUARANTY OBLIGATION SET FORTH IN THIS SECTION 13.22 SHALL IN ALL RESPECTS BE IN FURTHERANCE, AND SHALL IN NO EVENT BE DEEMED IN LIMITATION, OF THE OBLIGATIONS OF EACH BORROWER UNDER THIS AGREEMENT.

            13.23 JOINT AND SEVERAL LIABILITY. Except as specifically set forth herein, the liability of each Borrower under this Agreement and the Loan Documents in general shall be joint and several, and each reference herein to the Borrowers shall be deemed to refer to each such Borrower. In furtherance and not in limitation of Bank's rights and remedies hereunder or at law, Bank may proceed under this Agreement and the other Loan Documents against any one or more of the Borrowers in its absolute and sole discretion for any of Borrowers' Obligations or any other liability or obligation of the Borrowers arising hereunder.

            (g) SCHEDULES 7.1, 7.16 and 7.17 are hereby deleted in their entirety and replaced with SCHEDULE 7.1, 7.16 and 7.17 hereto, respectively.

            (h) SCHEDULE 8.3 attached hereto is hereby added to the Agreement.

            (i) Any and all references to the term "Borrower" in the Agreement shall be deemed to refer to and include each of Landauer, Inc., a Delaware corporation and Global Physics Solutions, Inc., a Delaware corporation.

            (j) EXHIBIT A to the Agreement is hereby amended and restated with EXHIBIT A attached hereto.

      3. ASSENT TO AGREEMENT. Global Physics Solutions, Inc. is hereby made a Borrower under the Agreement and agrees to be bound by and comply with all of the terms and conditions of the Agreement as of the date hereof and hereby assumes all obligations and is entitled to the rights and benefits of a Borrower under the Agreement. From and after the date hereof, any and all references to a "Borrower" or the "Borrowers" shall be deemed to include each of Landauer and GPS, except for references to a Borrower relating to its status prior to this Amendment. Each of Landauer and GPS hereby makes and agrees to each representation, covenant and warranty contained in the Agreement (after giving effect to this Amendment) as of the date hereof which are incorporated by reference herein. Each of Landauer and GPS hereby agrees that all notices delivered to Landauer in accordance with the Agreement shall be effective for notice to GPS.












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


      4. DELIVERY OF DOCUMENTS. The following documents and other items shall be delivered concurrently with this Amendment:

            a.    Amended and Restated Revolving Note; and

            b. Such other documents, certificates, opinions and financing statements as Bank shall request.

      5. REPRESENTATIONS, COVENANTS AND WARRANTIES; NO DEFAULT. The representations, covenants and warranties set forth in SECTIONS 7, 8 and 9 of the Agreement shall be deemed remade as of the date hereof by Borrowers, except that any representations and warranties that specifically relate to a particular date shall be true and correct as of such date and all references to the Agreement in such representations and warranties shall be deemed to include this Amendment. After giving effect to this Amendment, no Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Agreement.

      6. LIMITED WAIVER. Pursuant to the request of Borrowers, the Bank waives any Event of Default arising or occurring under SECTION 11.3 of the Agreement as a result of the failure of Landauer to provide the Bank with an Officer's Certificate notifying the Bank not less than ten (10) days prior to the acquisition of each of Global Physics Solutions, Inc., Gammadata Matteknik AB and the dosimetry business of Studsvick Nuclear AB in accordance with the terms of SECTION 8.4. The Borrowers hereby acknowledge that the waiver contained in this Amendment is granted by the Bank only for the limited purpose set forth herein and each term and provision of the Agreement continues in full force and effect. Further, the waiver in no manner creates a course of dealing or otherwise impairs the future ability of the Bank to declare an Event of Default under or otherwise enforce the terms of the Agreement.

      7. FEES AND EXPENSES. The Borrowers agree to pay on demand all costs and expenses of or incurred by Bank, including, but not limited to, reasonable legal fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

      8. EFFECTUATION. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

      9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart of this Amendment.






                           [SIGNATURE PAGE FOLLOWS]












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


            (Signature Page to Second Amendment to Loan Agreement)


      IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to Loan Agreement as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION       LANDAUER, INC., a Delaware corporation


By:                                  By:
      -------------------------            ------------------------------
Its:                                 Its:
      -------------------------            ------------------------------


                                     GLOBAL PHYSICS SOLUTIONS, INC.,
                                     a Delaware corporation


                                     By:
                                           ------------------------------
                                     Its:
                                           ------------------------------















































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


                                   EXHIBIT A
                                   ---------
                               to Loan Agreement
                               -----------------


                      AMENDED AND RESTATED REVOLVING NOTE
                      -----------------------------------




$30,000,000                                             Chicago, Illinois
                                                        February 12, 2010


      FOR VALUE RECEIVED, on or before February 12, 2012 (or, if such day is not a New York Banking Day, on the next following New York Banking Day), each of the undersigned, LANDAUER, INC., a Delaware corporation ("Landauer"), and Global Physics Solutions, Inc., a Delaware corporation ("GPS"; and, together with Landauer, each individually a "Borrower", and collectively, the "Borrowers"), jointly and severally, promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (herein, together with its successors and assigns, called the "Bank"), the maximum principal sum of THIRTY MILLION AND 00/100 DOLLARS ($30,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the undersigned pursuant to that certain Loan Agreement dated as of October 5, 2007 among the Borrowers and the Bank, as amended by that certain First Amendment to Loan Agreement dated as of June 17, 2009 and that certain Second Amendment to Loan Agreement of even date herewith (herein, as the same may be further amended, modified or supplemented from time to time, called the "Loan Agreement") as shown either on the schedule attached hereto (and any continuation thereof) or in the Bank's records.

      Borrowers further promise to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Loan Agreement. Accrued interest shall be payable on the dates specified in the Loan Agreement.

      Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at the Bank's principal office at 209 South LaSalle Street, Chicago, Illinois 60604, or at such other place as may be designated by the Bank to Borrower in writing.

      This Note is the Revolving Note referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement. The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement.

      In addition to, and not in limitation of, the foregoing and the provisions of the Loan Agreement hereinabove referred to, Borrowers further agree, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      This Note is an amendment and restatement of, but not a repayment of, that certain Amended and Restated Revolving Note dated as of June 17, 2009 in the maximum principal amount available of $30,000,000 (the "Prior Note") of Landauer payable to the order of Bank and does not and shall not be deemed to constitute a novation therefor. Such Prior Note shall be of no further force and effect upon the execution of this Note; provided, however, that the outstanding amount of principal and interest under the Prior Note as of the date of this Note is hereby deemed indebtedness evidenced by this Note and incorporated herein by this reference.

      All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

      This Note is binding upon the undersigned and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.



                           (Signature Page Follows)

            (Signature Page to Amended and Restated Revolving Note)



      IN WITNESS WHEREOF, Borrowers have executed this Note as of the day and year first above written.

                                     LANDAUER, INC., a Delaware corporation


                                     By:
                                           ------------------------------
                                     Its:
                                           ------------------------------



                                     GLOBAL PHYSICS SOLUTIONS, INC.,
                                     a Delaware corporation


                                     By:
                                           ------------------------------
                                     Its:
                                           ------------------------------